                          AMENDMENT NO. 1
            TO AMENDED AND RESTATED MASTER AGREEMENT


Amendment No. 1 dated as of July 1, 1994 (the "Amendment") to the Amended and Restated Master Agreement referred to below, among Anacomp, Inc. (the "Company"), the Multicurrency Borrowers, each of the Lenders, the Multicurrency Lenders, the Series A Purchasers and the Series B Purchasers (as each such term is hereinafter defined) party hereto, The First National Bank of Chicago ("First Chicago"), as multicurrency agent (the "Multicurrency Agent") and Citibank, N.A. ("Citibank"), as agent, administrative agent and collateral agent (the "Collateral Agent").

                      W I T N E S S E T H:

WHEREAS, the Company, the Multicurrency Borrowers party thereto (the "Multicurrency Borrowers"), the Lenders party thereto (the "Lenders"), the Multicurrency Lenders party thereto (the "Multicurrency Lenders"), the Series A Purchasers party thereto (the "Series A Purchasers"), the Series B Purchasers party thereto (the "Series B Purchasers"), the Multicurrency Agent and the Collateral Agent are parties to the Amended and Restated Master Agreement, dated as of March 22, 1993 (the "Amended and Restated Master Agreement") (unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the Amended and Restated Master Agreement);

WHEREAS, the Company has requested the Senior Creditors make certain clarifying and other amendments to Section 5.5(c) of the Amended and Restated Master Agreement;

WHEREAS, Section 5.5(c) generally prohibits the Company from selling, conveying, transferring, leasing or otherwise disposing of its assets with certain specified exceptions, including the sale or other disposition in the ordinary course of business;

WHEREAS, the Company has stated that in the ordinary course of its business the purchasers of the Company's inventory often request that the Company assist them in providing financing for such purchasers' acquisition of inventory;

WHEREAS, the Company has stated that in the past it has provided, for an interim period, lease financing for its customers in connection with the sale of its inventory, which lease financing arrangements and related inventory the Company has subsequently sold to a third party financing entity;

WHEREAS, the Company intends to continue to provide such leasing financings to its customers in connection with the sale of its inventory;

WHEREAS, the third party financing entity previously used by the Company was no longer able to provide such financing and the Company has found a new third party financing company and desires to transfer for the Fair Market Value thereof certain documentation, receivable assets and related inventory relating to certain lease financing arrangement made by the Company with certain purchasers of its inventory;

WHEREAS, the Company desires to lease certain owned real property not in use in its business;

NOW, THEREFORE, the parties hereto hereby agree as follows:

                            ARTICLE I

AMENDMENT SECTION 1.01. Consent to Amended and Restated Master Agreement. The Amended and Restated Master Agreement is hereby amended as follows:

(a) Section 1.1 is hereby amended by adding in the appropriate alphabetical order:

"Idle Property" means real property owned by the Company not currently used in, or necessary to be used in, the Company's business.

"Inventory Lease Arrangement" means a lease or use arrangement (including the related lease or use agreement and the receivable asset) entered into by the Company with a prospective purchaser of its inventory in connection with the sale of such inventory (including inventory equipment) in the ordinary course of business, which lease arrangement is intended to be provided by the Company for an interim period, until such time as the Company may sell or otherwise
dispose of the lease or use arrangement to a third party   financing company,
for the Fair Market Value thereof.

(b) Section 5.5(c)(i) is hereby amended by adding at the end thereof before the comma the following:

"; provided that the sale or disposition of Inventory Lease Arrangements (including the related inventory and inventory equipment) for the Fair Market Value thereof shall be considered the sale or disposition of inventory in the ordinary course of business"

(c) Section 5.5(c)(ii) is hereby amended by adding at the end thereof before the comma the following:

"and the lease of Idle Property" (d) The Majority Creditors hereby consent to
(i) the release by the Collateral Agent of its Lien, on assets disposed of by the Company pursuant to Section 5.5(c)(i) and Section 5.5(c)(ii) and (ii) the execution, delivery and filing by the Collateral Agent of such documents and instruments as may be necessary or appropriate in the opinion of the Collateral Agent in order to give effect to the foregoing release.

                           ARTICLE II

                   CONDITIONS TO EFFECTIVENESS

SECTION 2.01. Conditions to Effectiveness. This Amendment is subject to the following conditions precedent:

(a) the Collateral Agent shall have received (i) counter-parts of this Amendment executed by the Company and the Majority Creditors, each of which counter-parts, in the case of the Majority Creditors, shall have the box labeled "consented" checked, and (ii) an acknowledgement and confirmation of this Amendment executed by the Guarantor Subsidiaries;

(b) the Collateral Agent shall have determined that this Amendment shall not have been vetoed by Senior Creditors holding the requisite percentage of Senior Secured Indebtedness specified in Section 8.1(a)(iv);

(c) the Collateral Agent shall have received a Certificate of a Responsible Officer of the Company, and such other evidence reasonably requested by the Collateral Agent, certifying that the representations and warranties set forth in Section 3.01 hereof are true and correct in all material respects on and as of the effective date hereof; and

(d) the representations and warranties set forth in Section 3.01 hereof shall be true and correct in all material respects on and as of the effective date hereof.

                           ARTICLE III

MISCELLANEOUS SECTION 3.01. Representations and Covenants of the Company. The Company hereby represents and warrants to the Senior Creditors party hereto that:

(a) Due Authorization, No Conflicts, Etc. The execution, delivery and performance by the Company of this Amendment and any and all other agreements, instruments and documents to be executed and/or delivered by either the Company pursuant hereto or in connection herewith, and the consummation by the Company of the transactions contemplated hereby or thereby: (i) are within the Company's corporate powers; (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of stockholders where required; (iii) do not and will not (1) contravene either the Company's or any of its Subsidiaries' respective certificate of incorporate or by-laws or other comparable governing documents (2) violate any Requirement of Law, or any order or decree of any court or Governmental Authority, or (3) conflict with or result in the breach of, or constitute a default under, or result in the termination of, any Contractual Obligation of either the Company or any of its Subsidiaries; and (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any Governmental Authority or any other Person.

(b) Due Execution, Etc. This Amendment has been duly executed and delivered by the Company and the Multicurrency Borrowers and duly acknowledged, executed and delivered by the Guarantor Subsidiaries and constitute the legal, valid and binding obligation of the Company, the Multicurrency Borrowers and the Guarantor Subsidiaries, enforceable against them in accordance with its terms.

(c) Inventory Lease Arrangement. The Company hereby represents that it has provided Inventory Lease Arrangements for its customers in connection with the sale of its inventory (including inventory equipment) which Inventory Lease Arrangements the Company has generally transferred for the Fair Market Value thereof to a third party financing entity. The Company hereby covenants and agrees that any Inventory Lease Arrangement entered into by the Company will be entered into, solely in connection with the sale of its inventory (including inventory equipment) in the ordinary course of its business, and that such Inventory Lease Arrangement will be acquired with the intention of selling or otherwise transferring such Inventory Lease Arrangement, and such Inventory Lease Arrangement will be sold or otherwise transferred as promptly as reasonably possible, to a third party financing entity, for the Fair Market Value thereof.

(d) Leases. The Company shall provide the Collateral Agent with a copy of each lease entered into by the Company or any Domestic Subsidiary of the Company, as lessor, in connection with Idle Property. The Company shall not, and shall not permit its Domestic Subsidiaries to, enter into a lease relating to Idle Property which lease is subject to a Mortgage if such lease has a reasonable likelihood of having a Material Adverse Effect.

SECTION 3.02.  Effect on the Credit Documents.

(a) Except for the matters specifically amended herein, the Amended and Restated Master Agreement, the Collateral Documents and each other Credit Document, shall remain and continue to be in full force and effect in accordance with its terms, and the Amended and Restated Master Agreement, each Collateral Document and each other Credit Document is hereby ratified, confirmed and acknowledged by each party thereto.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Collateral Agent, the Agent or the Administrative Agent or any other Secured Creditor under the Amended and Restated Master Agreement, the Collateral Documents or any of the other Credit Documents, nor, except as specifically provided for herein, constitute an amendment to, a waiver of, or a consent to non-compliance with, any provision of the Amended and Restated Master Agreement, any of the Collateral Documents or any of the other Credit Documents.
       5 SECTION 3.03.  Execution in Counterparts.  This Amendment may  be
executed in any number of counterparts and by different parties here to in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

SECTION 3.04. Governing Law. This amendment shall be governed by, and construed in accordance with, the internal laws (as opposed to conflict of law provisions) of the state of New York.

SECTION 3.05. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ANACOMP, INC.


By:______________________________
   Name:
   Title:
   Multicurrency Borrowers


ANACOMP, INC.


By:______________________________
   Name:
   Title:
   ANACOMP, S.A.

By:
   Name:
   Title:
   XIDEX S.A.R.L.


By:
   Name:
   Title:
   ANACOMP GMBH


By:
   Name:
   Title:
   XIDEX GMBH


By:
   Name:
   Title:
   ANACOMP ITALIA SRL


By:
   Name:
   Title:
   ANACOMP A.B. By:
   Name:
   Title:
   ANACOMP HOLDINGS, LTD.


By:
   Name:
   Title:
   ANACOMP LTD.


By:
   Name:
   Title:
   XIDEX LTD.

By:
   Name:
   Title:
   Collateral Agent


CITIBANK, N.A.
as Agent, Administrative Agent
and Collateral Agent


By:
   Name:
   Title:
   Multicurrency Agent


THE FIRST NATIONAL BANK
 OF CHICAGO


By:
   Name:
   Title:


Lenders


Consented
Vetoed
CITIBANK, N.A.


By:______________________________
   Name:
   Title:


Consented
Vetoed
BANK OF SCOTLAND


By:______________________________
   Name:
   Title:
       8 Consented
Vetoed
THE BANK OF TOKYO TRUST COMPANY


By:______________________________
   Name:
   Title:


Consented
Vetoed
BANK ONE, INDIANAPOLIS, N.A.


By:______________________________
   Name:
   Title:

Consented
Vetoed
COMPAGNIE FINANCIERE DE CIC ET DEL'UNION EUROPEENNE


By:______________________________
   Name:
   Title:


Consented
Vetoed
THE FIRST NATIONAL BANK OF BOSTON


By:______________________________
   Name:
   Title:

Consented
Vetoed
MERRILL LYNCH PRIME FUND, INC.


By:______________________________
   Name:
   Title:

Consented
Vetoed
PILGRIM PRIME RATE TRUST
c/o THE PILGRIM GROUP


By:______________________________
   Name:
   Title:

Consented
Vetoed
BANK POLSKA KASA OPIEKI, S.A.


By:______________________________
   Name:
   Title: Multicurrency Lenders


Consented
Vetoed
CITIBANK, N.A.


By:______________________________
   Name:
   Title:

Consented
Vetoed
THE FIRST NATIONAL BANK OF CHICAGO


By:______________________________
   Name:
   Title:


Series A Purchasers


Consented
Vetoed
ACE USA LEASING (RM)


By:______________________________
   Name:
   Title:


Consented
Vetoed
CENTRAL LEASING (USA) INC.


By:______________________________
   Name:
   Title:

Consented
Vetoed
STICHTING RESTRUCTURED OBLIGATIONS
 BACKED BY SENIOR ASSETS (ROSA 2)
 Chancellor Senior Secured
 Management, Inc., as Portfolio
 Advisor


By:______________________________
   Name:
   Title:

Consented
Vetoed
DELTEC SECURITIES CORPORATION


By:______________________________
   Name:
   Title: Consented
Vetoed
DIAMOND LEASE COMPANY LTD.


By:______________________________
   Name:
   Title:

Consented
Vetoed
IBJ LEASING (HONG KONG) LIMITED


By:______________________________
   Name:
   Title:

Consented
Vetoed
NICHIJUKIN (UK) LIMITED


By:______________________________
   Name:
   Title:

Series B Purchasers


Consented
Vetoed
ABCDS & Co.
  (as Nominee for IDS Financial
  Services)


By: _____________________________
     Name:
     Title:

Consented
Vetoed
BOGEY & CO.
  (as Nominee for Sun America Life)


By: _____________________________
     Name:
     Title:

Consented
Vetoed
JOHN HANCOCK MUTUAL LIFE
  INSURANCE COMPANY


By:______________________________
   Name:
   Title:

Consented
Vetoed
MERRILL LYNCH SENIOR HIGH INCOME
  PORTFOLIO, II, INC. By: _____________________________
     Name:
     Title:


Consented
Vetoed
POLLY & CO
  (as Nominee for Safeco HY Bond Fund)


By: _____________________________
     Name:
     Title:


Consented
Vetoed
PRESIDENTIAL LIFE INSURANCE COMPANY


By:______________________________
   Name:
   Title:

Consented
Vetoed
SALKED & CO.
 (as Nominee for IDS
  Financial Services)


By:______________________________
   Name:
   Title:


Consented
Vetoed
TEACHERS INSURANCE AND ANNUITY
  ASSOCIATION OF AMERICA


By:______________________________
   Name:
   Title:

The foregoing Amendment is hereby acknowledged and the contents thereof are hereby confirmed this ____ day of ________, 1994:


Guarantor Subsidiaries

ANACOMP, INC. (As Successor In Interest To Xidex Corporation)
ANACOMP CALIFORNIA, INC. (formerly Sun-Flex Company, Inc.)
FLORIDA A.A.C. CORPORATION
STROMBERG DATAGRAPHIX INTERNATIONAL CORP.
ELECTRONIC DATA PREPARATION CORPORATION
KALVAR MICROFILM, INC.
XIDEX DEVELOPMENT COMPANY



By:_______________________________
   Name:    Title:

                         AMENDMENT NO. 2
            TO AMENDED AND RESTATED MASTER AGREEMENT


Amendment No. 2 dated as of December 2, 1994 (the "Amendment") to the Amended and Restated Master Agreement referred to below, among Anacomp, Inc. (the "Company"), the Multicurrency Borrowers, each of the Lenders, the Multicurrency Lenders, the Series A Purchasers and the Series B Purchasers (as each such term is hereinafter defined) party hereto, The First National Bank of Chicago ("First Chicago"), as multicurrency agent (the "Multicurrency Agent") and Citibank, N.A. ("Citibank"), as agent, administrative agent and collateral agent (the "Collateral Agent").

                      W I T N E S S E T H:

WHEREAS, the Company, the Multicurrency Borrowers party thereto (the "Multicurrency Borrowers"), the Lenders party thereto (the "Lenders"), the Multicurrency Lenders party thereto (the "Multicurrency Lenders"), the Series A Purchasers party thereto (the "Series A Purchasers"), the Series B Purchasers party thereto (the "Series B Purchasers"), the Multicurrency Agent and the Collateral Agent are parties to the Amended and Restated Master Agreement, dated as of March 22, 1993 (the"Amended and Restated Master Agreement") (unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the Amended and Restated Master Agreement);

WHEREAS, the Company has requested the Senior Creditors make certain amendments to Section 3.6 of the Amended and Restated Master Agreement;

WHEREAS, Section 3.6 sets forth certain Interest Coverage Ratios to be complied with by the Company;

WHEREAS, the Company does not currently believe it will be able to comply with the Interest Coverage Ratios set forth in the Amended and Restated Master Agreement for the twelve month period ending on the last day of each Fiscal Quarter beginning with the Fiscal Quarter ended September 30, 1994 and thereafter;

NOW, THEREFORE, the parties hereto hereby agree as follows:
                            ARTICLE I

                            AMENDMENT

SECTION 1.01. Amendment Amended and Restated Master Agreement. The Amended and Restated Master Agreement is hereby amended by deleting Section 3.6 in its entirety and replacing it as follows:

3.6 Interest Coverage Ratio. The Company shall not permit its Interest Coverage Ratio, for any twelve-month period ending on the last day of each Fiscal Quarter specified below to be less than the ratio set forth opposite such day:

Twelve Month Period Ending on
Last Day of Each Fiscal
Minimum Interest

     Period Ending                                  Coverage Ratio
     September 30, 1992
     through and including
     June 30, 1993                                     1.90:1.00

     September 30, 1993      through and including
     June 30, 1994                                     1.90:1.00

     September 30, 1994
     through and including
     December 31, 1994                                 1.80:1.00

     March 31, 1995                                    1.85:1.00

     June 30, 1995                                     1.90:1.00

     September 30, 1995
     and thereafter                                    2:00:1:00

                           ARTICLE II

                   CONDITIONS TO EFFECTIVENESS

SECTION 2.01. Conditions to Effectiveness. This Amendment is subject to the following conditions precedent:

(a) the Collateral Agent shall have received (i) counter-parts of this Amendment executed by the Company and the Majority Creditors, each of which counter-parts, in the case of the Majority Creditors, shall have the box labeled "consented" checked, and (ii) an acknowledgement and confirmation of this Amendment executed by the Guarantor Subsidiaries;

(b) the Collateral Agent shall have determined that this Amendment shall not have been vetoed by Senior Creditors holding the requisite percentage of Senior
Secured Indebtedness specified in Section 8.1(a)(iv);

(c)  the Collateral Agent shall have received a Certificate of a Responsible
Officer of the Company, and such other evidence reasonably requested by the Collateral Agent, certifying that the representations and warranties set forth in Section 3.01 hereof are true and correct in all material respects on and as of the effective date hereof; and

(d) the representations and warranties set forth in Section 3.01 hereof shall be true and correct in all material respects on and as of the effective date hereof; and

(e) the Senior Creditors shall have received an amendment fee in an amount equal to 1/8 of 1% of their outstanding Term Loan Notes, Series C Term Notes,
Series B Senior Notes, Revolving Credit Commitment and Multicurrency
Commitment.

                           ARTICLE III

                          MISCELLANEOUS

SECTION 3.01. Representations and Covenants of the Company. The Company hereby represents and warrants to the Senior Creditors party hereto that:

(a) Due Authorization, No Conflicts, Etc. The execution, delivery and performance by the Company of this Amendment and any and all other agreements, instruments and documents to be executed and/or delivered by either the Company pursuant hereto or in connection herewith, and the consummation by the Company of the transactions contemplated hereby or thereby: (i) are within the Company's corporate powers; (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of stockholders where required; (iii) do not and will not (1) contravene either the Company's or any of its Subsidiaries' respective certificate of incorporate or by-laws or other comparable governing documents (2) violate any Requirement of Law, or any order or decree of any court or Governmental Authority, or (3) conflict with or result in the breach of, or constitute a default under, or result in the termination of, any Contractual Obligation of either the Company or any of its Subsidiaries; and (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any Governmental
Authority or any other Person.

(b) Due Execution, Etc. This Amendment has been duly executed and delivered by the Company and the Multicurrency Borrowers and duly acknowledged, executed and delivered by the Guarantor Subsidiaries and constitute the legal, valid and binding obligation of the Company, the Multicurrency Borrowers and the Guarantor Subsidiaries, enforceable against them in accordance with its terms.

SECTION 3.02.  Effect on the Credit Documents.

(a) Except for the matters specifically amended herein, the Amended and Restated Master Agreement, the Collateral Documents and each other Credit
Document, shall remain and continue to be in full force and effect in accordance with its terms, and the Amended and Restated Master Agreement, each Collateral Document and each other Credit Document is hereby ratified, confirmed and acknowledged by each party thereto.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Collateral Agent, the Agent or the Administrative Agent or any other Secured Creditor under the Amended and Restated Master Agreement, the Collateral Documents or any of the other Credit Documents, nor, except as specifically provided for herein, constitute an amendment to, a waiver of, or a consent to non-compliance with, any provision of the Amended and Restated Master Agreement, any of the Collateral Documents or any of the other Credit Documents.

SECTION 3.03. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

SECTION 3.04. Governing Law. This amendment shall be governed by, and construed in accordance with, the internal laws (as opposed to conflict of law provisions) of the state of New York.

SECTION 3.05. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.


ANACOMP, INC.


By:______________________________
   Name:
   Title:
   Multicurrency Borrowers

ANACOMP, INC.


By:______________________________
   Name:
   Title:


ANACOMP, S.A. By:
   Name:
   Title:


XIDEX S.A.R.L.


By:
   Name:
   Title:


ANACOMP GMBH


By:
   Name:
   Title:


XIDEX GMBH


By:
   Name:
   Title:

ANACOMP ITALIA SRL


By:
   Name:
   Title:

ANACOMP A.B.


By:
   Name:
   Title:


ANACOMP HOLDINGS, LTD.


By:
   Name:
   Title:


ANACOMP LTD.


By:
   Name:
   Title:


XIDEX LTD.


By:
   Name:
   Title: 21
Collateral Agent


CITIBANK, N.A.
as Agent, Administrative Agent
and Collateral Agent


By:
   Name:
   Title:

                 Multicurrency Agent

THE FIRST NATIONAL BANK
 OF CHICAGO


By:
   Name:
   Title:

                             Lenders

Consented
Vetoed
CITIBANK, N.A.


By:______________________________
   Name:
   Title:


Consented
Vetoed
BANK OF SCOTLAND


By:______________________________
   Name:
   Title:

Consented
Vetoed
THE BANK OF TOKYO TRUST COMPANY


By:______________________________
   Name:
   Title:


Consented
Vetoed
BANK ONE, INDIANAPOLIS, N.A.


By:______________________________
   Name:
   Title:


Consented Vetoed
MERRILL LYNCH PRIME RATE PORTFOLIO


By: Merrill Lynch Asset Management, L.P.,
    as Investment Advisor

By:____________________________________
   Name:
   Title:

Consented
Vetoed
COMPAGNIE FINANCIERE DE CIC ET DE
L'UNION EUROPEENNE


By:______________________________
   Name:
   Title:

Consented
Vetoed
THE FIRST NATIONAL BANK OF BOSTON


By:______________________________
   Name:
   Title:


Consented
Vetoed
MERRILL LYNCH SENIOR FLOATING RATE
 FUND, INC.


By:______________________________
   Name:
   Title:

Consented
Vetoed
PILGRIM PRIME RATE TRUST
c/o THE PILGRIM GROUP


By:______________________________
   Name:
   Title:

Consented
Vetoed
BANK POLSKA KASA OPIEKI, S.A.


By:______________________________
   Name:
   Title:


Multicurrency Lenders


Consented
Vetoed CITIBANK, N.A.


By:
   Name:
   Title:

Consented
Vetoed
THE FIRST NATIONAL BANK OF CHICAGO


By:
   Name:
   Title:

Series B Purchasers


Consented
Vetoed
ABCDS & Co.
(as Nominee for IDS Trust Company)


By: _____________________________
    Name:
    Title:

Consented
Vetoed
BOGEY & CO.
 (as Nominee for Sun America Life)


By: _____________________________
     Name:
     Title:

Consented
Vetoed
JOHN HANCOCK MUTUAL LIFE
  INSURANCE COMPANY


By:______________________________
   Name:
   Title:

Consented
Vetoed
SENIOR HIGH INCOME PORTFOLIO,II, INC.


By: _____________________________
     Name:
     Title:

Consented
Vetoed
POLLY & CO
  (as Nominee for Safeco HY Bond Fund)

By: _____________________________
     Name:      Title:


Consented
Vetoed
PRESIDENTIAL LIFE INSURANCE COMPANY

By:______________________________
   Name:
   Title:


Consented
Vetoed
SALKED & CO.
  (as Nominee for IDS Financial Services)


By:______________________________
   Name:
   Title:


Consented
Vetoed
TEACHERS INSURANCE AND ANNUITY
  ASSOCIATION OF AMERICA


By:______________________________
   Name:
   Title:

The foregoing Amendment is hereby acknowledged and the contents thereof are hereby confirmed this ____ day of ________, 1994:

Guarantor Subsidiaries

ANACOMP, INC. (As Successor In Interest To Xidex Corporation)
ANACOMP CALIFORNIA, INC. (formerly Sun-Flex Company, Inc.)
FLORIDA A.A.C. CORPORATION
STROMBERG DATAGRAPHIX INTERNATIONAL CORP.
ELECTRONIC DATA PREPARATION CORPORATION
KALVAR MICROFILM, INC.
XIDEX DEVELOPMENT COMPANY



By:_______________________________
   Name:
   Title:
